                                 [PIONEER LOGO]




         PIONEER
         MID-CAP
         FUND

     -----------------------
      ANNUAL REPORT 9/30/98
     -----------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------

    Letter from the Chairman                                      1

    Portfolio Summary                                             2

    Performance Update                                            3

    Portfolio Management Discussion                               6

    Schedule of Investments                                       9

    Financial Statements                                         13

    Notes to Financial Statements                                19

    Report of Independent Public Accountants                     24

    Trustees, Officers and Service Providers                     25

    The Pioneer Family of Mutual Funds                           27

    Retirement Plans from Pioneer                                28

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 9/30/98
   -----------------------------------------------------------------------------


     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------

     The U.S. stock market has endured increased volatility as 1998 has progressed. The first quarter saw the market produce substantial gains, as major economic indicators remained positive. Large company stocks continued to advance into the summer, with the Dow Jones Industrial Average reaching an all time high on July 17. But soon thereafter, investor concerns over the worldwide financial situation and its effect on corporate earnings sent stocks down significantly. The Dow has continued to fluctuate in recent weeks, resulting in uncertainty and concern for investors. Throughout most of the period, stocks of small and mid-sized companies lagged considerably behind the large stocks that have been driving the market for some time. But recently, investors seem to be paying more attention to these smaller companies' attractive valuations, and performance of this group has improved.

     As tumultuous as the stock markets have been, the events of the past few months further reinforce the benefits of diversification. We stress to our investors the importance of including not just stocks, but other securities in your portfolio such as bonds. This process of "asset allocation" allows you to reduce and more easily tolerate risks when volatility is so prevalent in the market. In addition, investors who take a long-term perspective often find that their vulnerability to short-term declines is reduced.

     I encourage you to read on to learn more about your Fund, including the Portfolio Management Discussion with Steven Carhart, your Fund's portfolio manager. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

     Respectfully,

     /s/ John F. Cogan, Jr.
     John F. Cogan, Jr.,

     Chairman and President

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 9/30/98
   -----------------------------------------------------------------------------


     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)


     U.S. Common Stocks                88%
     Short-Term Cash Equivalents        8%
     International Common Stocks        4%


     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

     Technology                        23%
     Consumer Cyclicals                20%
     Healthcare                        16%
     Financial                         11%
     Utilities                         10%
     Capital Goods                      6%
     Consumer Staples                   6%
     Communication Services             4%
     Energy                             3%
     Other                              1%


     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

     1.  Wind River Systems         2.98%   6.  Waste Management Inc.      2.69%
     2.  Enron Corp.                2.96    7.  Bed Bath & Beyond, Inc.    2.62
     3.  Fiserv, Inc.               2.90    8.  Qwest Communications       2.56
                                                International Inc.
     4.  Watson Pharmaceuticals,    2.84    9.  Pediatrix Medical Group,   2.51
         Inc.                                   Inc.
     5.  Duke Energy Corp.          2.78   10.  CVS Corp.                  2.45

     Fund holdings will vary for other periods.

  PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
  PERFORMANCE UPDATE 9/30/98                                    CLASS A SHARES
--------------------------------------------------------------------------------

  SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  NET ASSET VALUE
  PER SHARE                   9/30/98      9/30/97
                              $16.53       $23.39


  DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM       LONG-TERM
  (9/30/97 - 9/30/98)         DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  -              -          $3.354


  INVESTMENT RETURNS
--------------------------------------------------------------------------------
  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund at public offering price, compared to the growth of the Standard & Poor's MidCap 400 Index.

  AVERAGE ANNUAL TOTAL RETURNS
  (As of September 30, 1998)

                  NET ASSET     PUBLIC OFFERING
  PERIOD            VALUE            PRICE*
  10 Years           9.96%            9.31%
  5 Years            5.74             4.50
  1 Year           -15.90           -20.74

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


              GROWTH OF $10,000

               Pioneer Mid-Cap       Standard &
  DATE              Fund            Poor's MidCap
                  A Shares           400 Index
  9/30/88            9,425             10,000
                    11,906             13,721
  9/30/90            9,598             11,739
                    13,033             17,629
  9/30/92           14,995             19,819
                    18,416             24,564
  9/30/94           18,900             24,962
                    21,968             31,378
  9/30/96           23,859             35,754
                    28,955             49,722
  9/30/98           24,351             46,586

The Fund adopted its current name and investment objective on February 1, 1996. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income from a portfolio primarily of small-capitalization stocks.

The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
  PERFORMANCE UPDATE 9/30/98                                    CLASS B SHARES
--------------------------------------------------------------------------------

  SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  NET ASSET VALUE
  PER SHARE                   9/30/98     9/30/97
                              $15.99      $22.98

  DISTRIBUTIONS PER SHARE     INCOME      SHORT-TERM       LONG-TERM
    (9/30/97 - 9/30/98)       DIVIDENDS   CAPITAL GAINS    CAPITAL GAINS
                                  -             -          $3.354


  INVESTMENT RETURNS
--------------------------------------------------------------------------------
  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's MidCap 400 Index.


  AVERAGE ANNUAL TOTAL RETURNS
  (As of September 30, 1998)

                      IF              IF
  PERIOD             HELD          REDEEMED*
  Life-of-Fund       3.47%            2.58%
  (2/1/96)
  1 Year           -16.86           -19.64

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


              GROWTH OF $10,000+

               Pioneer Mid-Cap       Standard &
  DATE              Fund           Poor's MidCap
                  B Shares           400 Index
  2/29/96           10,000             10,000
                    10,254             10,147
                    10,355             10,440
  9/30/96           10,765             10,741
                    11,174             11,391
  3/31/97            9,956             11,224
                    11,079             12,871
  9/30/97           12,904             14,938
                    11,809             15,061
  3/31/98           14,050             16,716
                    13,761             16,359
  9/30/98           10,484             13,995


+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  PIONEER MID-CAP FUND
--------------------------------------------------------------------------------
  PERFORMANCE UPDATE 9/30/98                                    CLASS C SHARES

  SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  NET ASSET VALUE
  PER SHARE                   9/30/98      9/30/97
                              $16.30       $23.33

  DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM       LONG-TERM
  (9/30/97 - 9/30/98)         DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  -             -            $3.354

  INVESTMENT RETURNS
--------------------------------------------------------------------------------
  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's MidCap 400 Index.

  AVERAGE ANNUAL TOTAL RETURNS
  (As of September 30, 1998)

                      IF              IF
  PERIOD             HELD          REDEEMED*
  Life-of-Fund       4.01%            4.01%
  (2/1/96)
  1 Year           -16.77           -16.77

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) is deducted at the end of the period for redemptions made within one year of purchase.


              GROWTH OF $10,000+

               Pioneer Mid-Cap       Standard &
  DATE              Fund           Poor's MidCap
                  C Shares           400 Index
  2/29/96           10,000             10,000
                    10,254             10,147
                    10,381             10,440
  9/30/96           10,795             10,741
                    11,198             11,391
  3/31/97            9,982             11,224
                    11,215             12,871
  9/30/97           13,069             14,938
                    11,971             15,061
  3/31/98           14,240             16,716
                    13,953             16,359
  9/30/98           10,877             13,995

+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/98
    ----------------------------------------------------------------------------


     Pioneer Mid-Cap Fund's fiscal year ended on September 30, 1998. The following discussion with Steven C. Carhart provides a detailed account of the investment environment and the strategies that affected your Fund's performance during the year. An investment professional for more than 12 years, Mr. Carhart oversees the team responsible for the daily management of Pioneer Mid-Cap Fund.

     Q: HOW DID THE FUND PERFORM?
     A: The year was not kind to investors of mid-sized growth-oriented companies, with the Fund returning -15.90% (Class A Shares at net asset value). By comparison, the Standard & Poor's Midcap 400 Index posted a -6.07% return for the same period while the Standard & Poor's 500 Index, a benchmark of large company stocks, returned 9.02%.

     Q: WHAT WERE SOME OF THE "DRIVERS" IN THE STOCK MARKET DURING THE
        PAST 12 MONTHS?
     A: The main themes of 1997 continued into the beginning of 1998 - that is, the overall stock market continued to advance, mainly driven by an increasingly narrow group of large, blue-chip companies. The valuation gap between those and mid-sized companies continued to widen throughout the year - meaning prices of large company stocks were higher than mid-sized companies, when using common measurement ratios such as projected earnings growth rates.

        In July and August stock markets around the world tumbled. Among the reasons for the correction were the Russian economic crisis and political distractions in the U.S., in addition to a slowdown in corporate earnings. This led to a collapse in prices of what investors perceived to be "risky" assets, including smaller stocks. Since then, the performance of small and mid-sized companies has improved, and over the last month the 9.62% return of the S&P Midcap 400 outperformed both the S&P 500 Index (6.68%) and Dow Jones Industrial Average (4.54%).

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

     Q: WHAT IS YOUR INVESTMENT APPROACH?
     A: Our strategy is to focus on U.S. emerging growth companies. By this we mean companies that are growing their earnings at a rapid rate. We try to find businesses that are on their way to being future market leaders in their respective industries. Since these companies tend to be smaller - typically market capitalizations of $1 to $10 billion - they can be riskier than larger, more established companies. We think the potential for attractive long-term results is worth the additional risks.

     Q: WHAT AFFECTED THE FUND'S PERFORMANCE FOR THE PAST YEAR?
     A: The Fund did quite well in the first half of 1998, led by consumer service and retail stocks. Unfortunately, many of these stocks fell in the third quarter.

        Recently, we've seen strong results from Wind River Systems, a computer software developer, and Duke Energy, an energy service provider in North Carolina. Meanwhile, we remain optimistic about the longer-term outlook for three companies that recently have underperformed: Bed Bath & Beyond, the home furnishing retailer, Masco, a manufacturer of building and home improvement products, and Omnicare, a provider of data management services for nursing homes.

     Q: HOW DO YOU DETERMINE WHEN TO SELL A PARTICULAR SECURITY?
     A: Generally we will continue to hold a stock as long as fundamentals are consistent with our expectations, though we will often trim winners to avoid excessive concentrations. Most often, stocks are sold to make room for more attractive opportunities.

        In addition to our in-house resources, we also employ quantitative tools to help us in the stock review process. Through the use of historical data, computer models help us gauge the growth potential of a company.

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/98 (CONTINUED)
    ----------------------------------------------------------------------------


     Q: WHAT PORTFOLIO CHANGES DID YOU MAKE RECENTLY?
     A: Over the last few months we rotated toward more
        "non-discretionary" consumer companies. By non-discretionary I mean companies whose primary business focuses on products that consumers must purchase - like electricity and prescriptions. We think their earnings should hold up the best since they are not dependent on exports or susceptible to import pressures. Examples include Enron, an electric and natural gas company, and CVS, the drug store operator. We also continue to emphasize companies that provide services to U.S. consumers and businesses. Examples include Intuit, the personal finance software company, and Paychex, a payroll service company.

     Q: WHAT IS YOUR OUTLOOK FOR THE FUND OVER THE NEXT SIX MONTHS?
     A: As recent market volatility has shown, domestic stocks remain vulnerable to outside forces. We believe two conditions must be met before mid-cap stocks can outperform large-caps on a consistent basis. First, the global financial situations must be dealt with - especially with respect to Asia. We are beginning to see progress in Japan, and we are hopeful of future improvements in the region. In addition, we think low interest rates are the key to U.S. corporate earnings momentum. So far, the Federal Reserve has agreed, and further rate reductions may be in store if the economy slows.

        Mid-cap stocks, in our opinion, are attractively valued relative to large company stocks. We believe the continued strong growth in the earnings of mid-cap companies should attract more investor attention, especially if large company earnings continue to slow. In order to participate in the potential long-term gains mid-sized stocks can offer, shareowners should be prepared to ride through the ups and downs that are fundamental to stock investing.

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/98
    ----------------------------------------------------------------------------

  SHARES                                                               VALUE
               COMMON STOCKS - 91.6%
               BASIC MATERIALS - 1.3%
               PAPER AND FOREST PRODUCTS - 1.3%
    500,000    Louisiana-Pacific Corp.                              $ 10,187,500
                                                                    ------------
               TOTAL BASIC MATERIALS                                $ 10,187,500
                                                                    ------------
               CAPITAL GOODS - 5.2%
               MANUFACTURING (DIVERSIFIED) - 1.4%
    380,000    Harsco Corp.                                         $ 11,447,500
                                                                    ------------
               OFFICE EQUIPMENT & SUPPLIES - 1.3%
    500,000    Miller (Herman), Inc.                                $  9,875,000
                                                                    ------------
               WASTE MANAGEMENT - 2.5%
    400,000    Waste Management Inc.                                $ 19,225,000
                                                                    ------------
               TOTAL CAPITAL GOODS                                  $ 40,547,500
                                                                    ------------
               COMMUNICATION SERVICES - 4.1%
               TELEPHONE - 4.1%
    583,000    Qwest Communications International Inc.*             $ 18,255,188
    750,000    Skytel Communications, Inc.*                           13,593,750
                                                                    ------------
               TOTAL COMMUNICATION SERVICES                         $ 31,848,938
                                                                    ------------
               CONSUMER CYCLICALS - 17.9%
               BUILDING MATERIALS - 2.2%
    700,000    Masco Corp.                                          $ 17,237,500
                                                                    ------------
               HOMEBUILDING - 2.0%
    900,000    Clayton Homes, Inc.                                  $ 15,244,200
                                                                    ------------
               RETAIL (COMPUTERS & ELECTRONICS) - 1.1%
    200,000    Best Buy Co., Inc.*                                  $  8,300,000
                                                                    ------------
               RETAIL (DISCOUNTERS) - 1.0%
    400,000    Consolidated Stores Corp.*                           $  7,850,000
                                                                    ------------
               RETAIL (GENERAL MERCHANDISE) - 1.5%
    300,000    Fred Meyer, Inc.*                                    $ 11,662,500
                                                                    ------------
               RETAIL (SPECIALTY) - 6.5%
    800,000    Bed Bath & Beyond, Inc.*                             $ 18,700,000
    700,000    Office Depot, Inc.*                                    15,706,250
    767,000    Williams-Sonoma, Inc.*                                 16,346,687
                                                                    ------------
                                                                    $ 50,752,937
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/98                             (CONTINUED)
    ----------------------------------------------------------------------------

  SHARES                                                               VALUE
               SERVICES (COMMERCIAL & CONSUMER) - 3.6%
    350,000    Quintiles Transnational Corp.*                       $ 15,312,500
    800,000    Stewart Enterprises, Inc.                              13,400,000
                                                                    ------------
                                                                    $ 28,712,500
                                                                    ------------
               TOTAL CONSUMER CYCLICALS                             $139,759,637
                                                                    ------------
               CONSUMER STAPLES - 5.4%
               DISTRIBUTORS (FOOD & HEALTH) - 2.0%
    150,000    Cardinal Health, Inc.                                $ 15,487,500
                                                                    ------------
               RETAIL (DRUG STORES) - 2.3%
    400,000    CVS Corp.                                            $ 17,525,000
                                                                    ------------
               SERVICES (EMPLOYMENT) - 1.1%
    200,000    Robert Half International Inc.*                      $  8,637,500
                                                                    ------------
               TOTAL CONSUMER STAPLES                               $ 41,650,000
                                                                    ------------
               ENERGY - 3.1%
               OIL & GAS (DRILLING & EQUIPMENT) - 1.5%
  1,000,000    Global Industries, Ltd.*                             $ 11,562,500
                                                                    ------------
               OIL & GAS (REFINING & MARKETING) - 1.6%
    400,000    Sun Company, Inc.                                    $ 12,800,000
                                                                    ------------
               TOTAL ENERGY                                         $ 24,362,500
                                                                    ------------
               FINANCIAL - 9.6%
               FINANCIAL (DIVERSIFIED) - 1.2%
    230,000    Equitable Companies, Inc.                            $  9,516,250
                                                                    ------------
               INSURANCE (PROPERTY-CASUALTY) - 5.5%
    200,200    Allmerica Financial Corp.                            $ 11,936,925
    200,000    Chubb Corp.                                            12,600,000
    150,000    Exel Ltd.                                               9,450,000
    220,000    PartnerRe Ltd.                                          8,813,750
                                                                    ------------
                                                                    $ 42,800,675
                                                                    ------------
               SAVINGS & LOAN COMPANIES - 2.9%
    500,000    Charter One Financial, Inc.                          $ 12,437,500
    300,000    Washington Mutual, Inc.                                10,125,000
                                                                    ------------
                                                                    $ 22,562,500
                                                                    ------------
               TOTAL FINANCIAL                                      $ 74,879,425
                                                                    ------------

10  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

  SHARES                                                               VALUE
               HEALTHCARE - 14.8%
               BIOTECHNOLOGY - 1.4%
    615,000    BioChem Pharma Inc.*                                 $ 11,300,625
                                                                    ------------
               HEALTHCARE (DRUGS-GENERIC & OTHER) - 2.6%
    400,000    Watson Pharmaceuticals, Inc.*                        $ 20,300,000
                                                                    ------------
               HEALTHCARE (HOSPITAL MANAGEMENT) - 1.9%
    800,000    Health Management Associates, Inc.*                  $ 14,600,000
                                                                    ------------
               HEALTHCARE (LONG-TERM CARE) - 2.4%
    400,000    HCR Manor Care*                                      $ 11,725,000
    200,000    Sunrise Assisted Living Inc.*                           6,862,500
                                                                    ------------
                                                                    $ 18,587,500
                                                                    ------------
               HEALTHCARE (SPECIALIZED SERVICES) - 6.5%
    400,000    Lincare Holdings Inc.*                               $ 15,500,000
    500,000    Omnicare Inc.                                          17,062,500
    400,000    Pediatrix Medical Group, Inc.*                         17,950,000
                                                                    ------------
                                                                    $ 50,512,500
                                                                    ------------
               TOTAL HEALTHCARE                                     $115,300,625
                                                                    ------------
               TECHNOLOGY - 21.3%
               COMPUTERS (PERIPHERALS) - 2.1%
    290,000    EMC Corp.*                                           $ 16,584,375
                                                                    ------------
               COMPUTERS (SOFTWARE & SERVICES) - 13.6%
    200,000    BMC Software, Inc.*                                  $ 12,012,500
    200,000    Computer Sciences Corp.                                10,700,000
    280,000    Compuware Corp.*                                       16,485,000
    600,000    HBO & Co.                                              17,325,000
    300,000    Intuit Inc.*                                           13,968,750
    400,000    Sterling Commerce, Inc.*                               13,850,000
    450,000    Wind River Systems*                                    21,262,500
                                                                    ------------
                                                                    $105,603,750
                                                                    ------------
               ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.0%
    915,300    DSP Communications, Inc.*                            $  7,551,225
                                                                    ------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/98                             (CONTINUED)
    ----------------------------------------------------------------------------

  SHARES                                                              VALUE
               SERVICES (DATA PROCESSING) - 4.6%
    450,000    Fiserv, Inc.*                                       $ 20,728,125
    300,000    Paychex Inc.                                          15,468,750
                                                                   ------------
                                                                   $ 36,196,875
                                                                   ------------
               TOTAL TECHNOLOGY                                    $165,936,225
                                                                   ------------
               UTILITIES - 8.9%
               ELECTRIC COMPANIES - 6.2%
    300,000    Duke Energy Corp.                                   $ 19,856,250
    200,000    FPL Group Inc.                                        13,937,500
    400,000    Peco Energy Co.                                       14,625,000
                                                                   ------------
                                                                   $ 48,418,750
                                                                   ------------
               NATURAL GAS - 2.7%
    400,000    Enron Corp.                                         $ 21,125,000
                                                                   ------------
               TOTAL UTILITIES                                     $ 69,543,750
                                                                   ------------
               TOTAL COMMON STOCKS
               (Cost $611,730,179)                                 $714,016,100
                                                                   ------------

 PRINCIPAL
  AMOUNT
               TEMPORARY CASH INVESTMENTS - 8.4%
               COMMERCIAL PAPER - 8.4%
$35,191,000    American Express Credit Corp., 5.5%, 10/2/98        $ 35,191,000
 30,000,000    Chevron Oil Finance Corp., 5.7%, 10/1/98              30,000,000
                                                                   ------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $65,191,000)                                  $ 65,191,000
                                                                   ------------
               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $676,921,179)(a)                              $779,207,100
                                                                   ------------

    *   Non-income producing security.
    (a) At September 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $676,921,179 was as follows:

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost          $139,407,455
       Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value           (37,121,534)
                                                                   ------------
       Net unrealized gain                                         $102,285,921
                                                                   ------------

    Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1998, aggregated $1,027,704,777 and $1,202,017,110, respectively.

  12  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     BALANCE SHEET 9/30/98
    ----------------------------------------------------------------------------


  ASSETS:
     Investment in securities, at value (including temporary
        cash investments of $65,191,000) (cost $676,921,179)      $779,207,100
     Cash                                                                  102
     Receivables -
        Investment securities sold                                  11,040,090
        Fund shares sold                                               587,886
        Dividends and interest                                         238,628
     Other                                                              16,686
                                                                  ------------
           Total assets                                           $791,090,492
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $ 14,753,427
        Fund shares repurchased                                      1,012,766
     Due to affiliates                                                 554,974
     Accrued expenses                                                   83,249
                                                                  ------------
           Total liabilities                                      $ 16,404,416
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $609,398,079
     Accumulated undistributed net realized gain on
       investments                                                  63,002,076
     Net unrealized gain on investments                            102,285,921
                                                                  ------------
           Total net assets                                       $774,686,076
                                                                  ------------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $767,256,605/46,411,713 shares)            $      16.53
                                                                  ------------
     Class B (based on $5,968,976/373,214 shares)                 $      15.99
                                                                  ------------
     Class C (based on $1,460,495/89,580 shares)                  $      16.30
                                                                  ------------
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      17.54
                                                                  ------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
    ----------------------------------------------------------------------------
     FOR THE YEAR ENDED 9/30/98


 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $12,797)    $ 3,222,175
    Interest                                                  1,072,250
                                                             ----------
          Total investment income                                             $   4,294,425
                                                                              -------------
 EXPENSES:
    Management fees
       Basic fee                                            $ 6,106,034
       Performance adjustment                                (1,957,184)
    Transfer agent fees
       Class A                                                1,161,691
       Class B                                                   21,608
       Class C                                                    4,925
    Distribution fees
       Class A                                                1,911,488
       Class B                                                   63,914
       Class C                                                   18,079
    Accounting                                                   95,666
    Custodian fees                                              145,796
    Professional                                                 72,032
    Registration fees                                            63,050
    Printing                                                     46,601
    Fees and expenses of nonaffiliated trustees                  27,618
    Miscellaneous                                                40,381
                                                             ----------
          Total expenses                                                      $   7,821,699
          Less fees paid indirectly                                                 (56,650)
                                                                              -------------
          Net expenses                                                        $   7,765,049
                                                                              -------------
             Net investment loss                                              $  (3,470,624)
                                                                              -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                          $  65,727,490
    Change in net unrealized gain on investments                               (211,409,204)
                                                                              -------------
       Net loss on investments                                                $(145,681,714)
                                                                              -------------
       Net decrease in net assets resulting from operations                   $(149,152,338)
                                                                              -------------

  14  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
    ----------------------------------------------------------------------------
     FOR THE YEARS ENDED 9/30/98 AND 9/30/97

                                                             YEAR ENDED       YEAR ENDED
                                                              9/30/98          9/30/97
 FROM OPERATIONS:
 Net investment loss                                       $   (3,470,624)  $   (3,467,940)
 Net realized gain on investments                              65,727,490      145,154,691
 Change in net unrealized gain on investments                (211,409,204)      50,131,527
                                                           --------------   --------------
       Net increase (decrease) in net assets resulting
        from operations                                    $ (149,152,338)  $  191,818,278
                                                           --------------   --------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain:
       Class A ($3.35 and $1.88 per share, respectively)   $ (147,104,651)  $  (87,842,235)
       Class B ($3.35 and $1.88 per share, respectively)         (627,640)        (268,625)
       Class C ($3.35 and $1.88 per share, respectively)         (146,941)         (30,516)
                                                           --------------   --------------
             Total distributions to shareholders           $ (147,879,232)  $  (88,141,376)
                                                           --------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                          $  127,986,868   $   59,240,966
 Reinvestment of distributions                                139,942,525       83,823,606
 Cost of shares repurchased                                  (250,656,429)    (205,791,720)
                                                           --------------   --------------
       Net increase (decrease) in net assets resulting
        from fund share transactions                       $   17,272,964   $  (62,727,148)
                                                           --------------   --------------
       Net increase (decrease) in net assets               $ (279,758,606)  $   40,949,754
 NET ASSETS:
 Beginning of year                                          1,054,444,682    1,013,494,928
                                                           --------------   --------------
 End of year (including accumulated net investment loss
   of $0 and $0, respectively)                             $  774,686,076   $1,054,444,682
                                                           --------------   --------------

                                     '98 SHARES      '98 AMOUNT     '97 SHARES    '97 AMOUNT
 CLASS A
 Shares sold                           5,427,159    $ 109,799,300    2,537,678   $  52,927,652
 Reinvestment of distributions         7,889,359      139,247,192    4,247,313      83,544,664
 Less shares repurchased             (11,736,227)    (236,392,082)  (9,688,258)   (199,441,074)
                                      ----------    -------------   ----------   -------------
         Net increase (decrease)       1,580,291    $  12,654,410   (2,903,267)  $ (62,968,758)
                                      ----------    -------------   ----------   -------------
 CLASS B
 Shares sold                             589,015    $  12,051,832      274,224    $  5,805,282
 Reinvestment of distributions            33,678          579,591       13,072         255,304
 Less shares repurchased                (468,996)      (9,319,826)    (302,811)     (6,113,758)
                                      ----------    -------------   ----------   -------------
         Net increase (decrease)         153,697    $   3,311,597      (15,515)   $    (53,172)
                                      ----------    -------------   ----------   -------------
 CLASS C
 Shares sold                             312,091    $   6,135,736       24,401    $    508,032
 Reinvestment of distributions             6,599          115,742        1,204          23,638
 Less shares repurchased                (261,350)      (4,944,521)     (11,303)       (236,888)
                                      ----------    -------------   ----------   -------------
         Net increase                     57,340    $   1,306,957       14,302   $     294,782
                                      ----------    -------------   ----------   -------------

   The accompanying notes are an integral part of these financial statements. 15

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/98
--------------------------------------------------------------------------------

                                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                               9/30/98      9/30/97       9/30/96      9/30/95      9/30/94
CLASS A
Net asset value, beginning of year                             $  23.39    $    21.12    $    21.48   $    19.92   $    21.12
                                                               --------    ----------    ----------   ----------   ----------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  (0.07)   $    (0.08)         0.18   $     0.24   $     0.24
  Net realized and unrealized gain (loss) on investments          (3.44)         4.23          1.47         2.70         0.32
                                                               --------    ----------    ----------   ----------   ----------
      Net increase (decrease) from investment operations       $  (3.51)   $     4.15    $     1.65   $     2.94   $     0.56
Distributions to shareholders:
  Net investment income                                               -             -         (0.30)       (0.23)       (0.25)
  Net realized gain                                               (3.35)        (1.88)        (1.71)       (1.15)       (1.51)
                                                               --------    ----------    ----------   ----------   ----------
Net increase (decrease) in net asset value                     $  (6.86)   $     2.27    $    (0.36)  $     1.56   $    (1.20)
                                                               --------    ----------    ----------   ----------   ----------
Net asset value, end of year                                   $  16.53    $    23.39    $    21.12   $    21.48   $    19.92
                                                               --------    ----------    ----------   ----------   ----------
Total return*                                                    (15.90)%       21.36%         8.61%       16.24%        2.62%
Ratio of net expenses to average net assets                        0.79%+        0.87%+        0.90%+       0.85%+       0.86%
Ratio of net investment income (loss) to average net assets       (0.35)%+      (0.37)%+       0.85%+       1.18%+       1.19%
Portfolio turnover rate                                             110%           63%           75%          19%          15%
Net assets, end of year (in thousands)                         $767,257    $1,048,648    $1,008,177   $1,082,154   $1,017,233
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                     0.79%         0.85%         0.88%           -            -
  Net investment income (loss)                                    (0.35)%       (0.35)%        0.87%           -            -

 * Assumes initial investment at net asset value at the beginning of each year, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each year and no sale charges. Total return would be reduced if sales charges were taken into account.
 + Ratio assuming no reduction for fees paid indirectly.

16  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 9/30/98
    ----------------------------------------------------------------------------

                                        YEAR ENDED    YEAR ENDED    2/1/96 TO
CLASS B                                  9/30/98       9/30/97       9/30/96
Net asset value, beginning of period     $ 22.98       $ 21.02       $ 19.28
                                         -------       -------       -------
Increase (decrease) from investment
   operations:
   Net investment income (loss)          $ (0.18)      $ (0.22)      $  0.12
   Net realized and unrealized
      gain (loss) on investments           (3.46)         4.06          1.78
                                         -------       -------       -------
      Net increase (decrease) from
         investment operations           $ (3.64)      $  3.84       $  1.90
Distributions to shareholders:
   Net investment income                       -             -         (0.16)
   Net realized gain                       (3.35)        (1.88)            -
                                         -------       -------       -------
Net increase (decrease) in net asset
   value                                 $ (6.99)      $  1.96       $  1.74
                                         -------       -------       -------
Net asset value, end of period           $ 15.99       $ 22.98       $ 21.02
                                         -------       -------       -------
Total return*                             (16.86)%       19.87%         9.88%
Ratio of net expenses to average net
   assets                                   1.81%+        2.00%+        1.68%**+
Ratio of net investment loss to
   average net assets                      (1.38)%+      (1.51)%+      (0.26)%**+
Portfolio turnover rate                      110%           63%           75%
Net assets, end of period (in
   thousands)                            $ 5,969       $ 5,045       $ 4,939
Ratios assuming reduction for fees
   paid indirectly:
   Net expenses                             1.80%         1.96%         1.66%**
   Net investment loss                     (1.37)%       (1.47)%       (0.24)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 9/30/98
    ----------------------------------------------------------------------------


                                        YEAR ENDED    YEAR ENDED    2/1/96 TO
CLASS C                                  9/30/98       9/30/97       9/30/96
Net asset value, beginning of period     $ 23.33       $ 21.12       $ 19.28
                                         -------       -------       -------
Increase (decrease) from investment
   operations:
   Net investment income (loss)          $ (0.18)      $ (0.20)      $  0.03
   Net realized and unrealized
      gain (loss) on investments           (3.50)         4.29          1.93
                                         -------       -------       -------
      Net increase (decrease) from
         investment operations            $(3.68)       $ 4.09        $ 1.96
Distributions to shareholders:
   Net investment income                       -             -         (0.12)
   Net realized gain                       (3.35)        (1.88)            -
                                         -------       -------       -------
Net increase (decrease) in net asset
   value                                 $ (7.03)      $  2.21       $  1.84
                                         -------       -------       -------
Net asset value, end of period           $ 16.30       $ 23.33       $ 21.12
                                         -------       -------       -------
Total return*                             (16.77)%       21.07%        10.18%
Ratio of net expenses to
   average net assets                       1.75%+        1.91%+        1.96%**+
Ratio of net investment loss to
   average net assets                      (1.31)%+      (1.43)%+      (0.29)%**+
Portfolio turnover rate                      110%           63%           75%
Net assets, end of period (in
   thousands)                            $ 1,460       $   752       $   379
Ratios assuming reduction for fees
   paid indirectly:
   Net expenses                             1.74%         1.87%         1.93%**
   Net investment loss                     (1.30)%       (1.39)%       (0.26)%**

*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return
     would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.

  18 The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

    ------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/98
    ------------------------------------------------------------------------


    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded.
       Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax

     PIONEER MID-CAP FUND

    ------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/98                       (CONTINUED)
    ------------------------------------------------------------------------


       purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

       Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $313,703 of class action settlements received by the Fund during the year ended September 30, 1998.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

       At September 30, 1998 the Fund has reclassified $3,470,624 and $311 from accumulated net investment loss and accumulated undistributed net realized gain on investments, respectively, to paid-in capital. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

       In order to comply with federal income tax regulations, the Fund has designated $65,727,490 as a capital gain dividend for purposes of the dividend paid deduction.

    C. FUND SHARES

       The Fund records sales and repurchases of its shares on trade date. Net losses, if any, incurred as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $101,878 in underwriting commissions on the sale of fund shares during the year ended September 30, 1998.

     PIONEER MID-CAP FUND

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------


    D. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.20% based on the Fund's investment performance as compared with the Standard & Poor's Mid-Cap 400 Index. For the year ended September 30, 1998, the aggregate performance adjustment resulted in a reduction to the basic fee of $1,957,184. The management fee was equivalent to a rate of 0.425% of average daily net assets for the year.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1998, $283,845 was payable to PMC related to management fees and certain other services.

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $117,842 in transfer agent fees payable to PSC at September 30, 1998.

     PIONEER MID-CAP FUND

   -------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/98                       (CONTINUED)
   -------------------------------------------------------------------------


    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $153,287 in distribution fees payable to PFD at September 30, 1998.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 1998, CDSCs in the amount of $13,321 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 1998, the Fund's expenses were reduced by $56,650 under such arrangements.

     PIONEER MID-CAP FUND

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------


    6. LINE OF CREDIT FACILITY

    Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

    The average daily amount of borrowings outstanding during the period from April 14, 1998 through September 30, 1998 was $17,059. The average daily shares outstanding during the period were 48,273,556, resulting in an average borrowing per share of less than one cent. The related weighted average annualized interest rate for the period was 5.9%, and the total interest expense on such borrowings was $477.

     PIONEER MID-CAP FUND

   -------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
   -------------------------------------------------------------------------


    TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER MID-CAP FUND:

    We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid-Cap Fund as of September 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Fund as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



    ARTHUR ANDERSEN LLP


    Boston, Massachusetts
    November 6, 1998

     PIONEER MID-CAP FUND

   -------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   -------------------------------------------------------------------------


    TRUSTEES                           OFFICERS
    John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
    Mary K. Bush                        President
    Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
    Margaret B.W. Graham                President
    John W. Kendrick                   William H. Keough, Treasurer
    Marguerite A. Piret                Joseph P. Barri, Secretary
    David D. Tripple
    Stephen K. West
    John Winthrop


    INVESTMENT ADVISER
    Pioneering Management Corporation

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

   -----------------------------------------------------------------------------
     PIONEER FUND STORY
   -----------------------------------------------------------------------------

                                                    [PIONEER 70th BIRTHDAY LOGO]

   This year, 1998, marks a special anniversary for the Pioneer family of mutual funds and an important milestone for the entire mutual fund industry. In the mid 1920s, a group of forward thinking financial professionals started the first "open-end" investment companies, known today as mutual funds. They provided a way for small investors to benefit from professional financial management.

   In 1928, Pioneer Fund became the fourth mutual fund created.

   Since then, Pioneer Fund has gone to work for its shareowners everyday for 70 years. Through 15 bear markets, 16 bull markets and even the Great Depression, Pioneer Fund has stayed true to an investment ethic that relies on the rewards of hard work.

   Rather than follow trends, the financial professionals at Pioneer roll-up their sleeves and research. We look for value in an investment: companies that might not be the current rage on Wall Street, but that we believe have the business smarts on Main Street to keep their earnings strong. The Fund's investment objective continues to be growth and income.

   For 70 years, Pioneer Fund has made investments based on experience, our own investment ethic, and the needs of our shareowners.

   Everyday, the financial professionals at Pioneer Fund come to work, aware of the job at hand. We know shareowners are investing their hard-earned money to provide for the future.

   In 1928 there were four mutual funds. Today there are 11,000. Only one can tell the Pioneer Fund story.

   For the complete Pioneer Fund story call your investment professional, or Pioneer at 1-800-225-6292, for a prospectus. Please read it carefully before you invest or send money.


                Past performance does not guarantee future results.

              *Class B and C Shares have been available since 7/1/96.

  ------------------------------------------------------------------------------
     THE PIONEER FAMILY OF MUTUAL FUNDS
  ------------------------------------------------------------------------------


   For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


   GROWTH FUNDS                              INCOME FUNDS
   GLOBAL/INTERNATIONAL                      TAXABLE
   Pioneer Emerging Markets Fund             Pioneer America Income Trust
   Pioneer Europe Fund                       Pioneer Bond Fund
   Pioneer Gold Shares                       Pioneer Short-Term Income Trust
   Pioneer Indo-Asia Fund
   Pioneer International Growth Fund         TAX-EXEMPT
   Pioneer World Equity Fund                 Pioneer Intermediate Tax-Free Fund
                                             Pioneer Tax-Free Income Fund
   UNITED STATES
   Pioneer Capital Growth Fund               MONEY MARKET FUND
   Pioneer Growth Shares                     Pioneer Cash Reserves Fund
   Pioneer Micro-Cap Fund
   Pioneer Mid-Cap Fund
   Pioneer Small Company Fund

   GROWTH AND INCOME FUNDS
   Pioneer Balanced Fund
   Pioneer Equity-Income Fund
   Pioneer Fund
   Pioneer Real Estate Shares
   Pioneer II

   ------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER
   ------------------------------------------------------------------------


    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176

    INDIVIDUAL RETIREMENT ACCOUNT (IRA)

    An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

    ROTH IRA

    The Roth IRA lets investors contribute up to $2,000 a year.
    Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.

    401(k) PLAN

    The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

    SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)
    401(k) OR IRA PLAN

    Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

   ------------------------------------------------------------------------

   ------------------------------------------------------------------------


    403(b) PLAN

    Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

    SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

    PROFIT SHARING PLAN

    Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

    AGE-WEIGHTED PROFIT SHARING PLAN

    Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

    MONEY PURCHASE PENSION PLAN (MPP)

    Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions -- up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
 HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts, new
accounts, prospectuses, applications and service forms           1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997


WRITE TO US:

Pioneer Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)


VISIT OUR WEBSITE:                                         WWW.PIONEERFUNDS.COM








THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


            Pioneer Funds Distributor, Inc.
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  LOGO]     Boston, Massachusetts 02109       (C)PIONEER FUNDS DISTRIBUTOR, INC.
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